EXHIBIT 10.03(a)(iii)

                     MUTUAL SETTLEMENT AND RELEASE AGREEMENT


     Mutual Settlement and Release Agreement (the "Agreement") dated as of January 30, 1997, between Kenneth W. Creasman ("Creasman"), having an address at 363 Sedgwick Court, Naples, FL 33963, and Community Care of America, Inc., a Delaware corporation, having an address at 3050 N. Horseshoe Drive, Suite 260, Naples, FL 33942 ("CCA").

     WHEREAS, Creasman and CCA are parties to a Letter Agreement, dated April 26, 1996 (the "Letter Agreement") pursuant to which CCA agreed to (i) pay to Creasman a monthly consulting fee in the amount of $24,135.56 pursuant to Paragraph 2 of the Letter Agreement, and (ii) pay to Creasman a monthly car allowance in the amount of $750.00 and provide to him certain health insurance coverage pursuant to Paragraph 3 of the Letter Agreement, each for a period of eighteen (18) months running from April 19, 1996; and

     WHEREAS, Creasman is indebted to CCA pursuant to two promissory notes (the "Notes"), one of which is dated December 29, 1993, in the original principal amount of $150,000.00 and the other dated May 8, 1996, in the original principal amount of $141,600.00; and

     WHEREAS, Creasman has filed a lawsuit against CCA, styled Kenneth W. Creasman v. Community Care of America, Inc., Case No. 96-3805CA-01-TB, in the Twentieth Judicial Circuit of Florida (the "Lawsuit"); and

     WHEREAS, the parties wish to settle the Lawsuit and their respective claims in respect of the Notes and the Letter Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CCA and Creasman hereby agree as follows:

     1. Creasman hereby releases and discharges CCA from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity by Creasman and/or his successors, administrators, executors, heirs and assigns, which against any or all of CCA and/or its successors and assigns, Creasman ever had, now has, or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever arising out of, or under, or by reason of Paragraphs and 2 and 3 of the Letter Agreement, including, without limitation, any obligations of CCA to perform any action or make any future payment pursuant to Paragraphs 2 and 3 of the Letter Agreement ("Released Creasman Claims").

     2. CCA hereby releases and discharges Creasman from any and all actions, causes of actions, suits, debts, dues, sums of money, accrued interest, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims and demands whatsoever, in law, admiralty or equity by CCA


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and/or its  successors  and  assigns,  which  against any or all of the Creasman and/or his successors, administrators, executors, heirs and assigns, CCA ever had, now has, or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever arising out of, or under, or by reason of
(i) the Notes, and (ii) any other claim on the part of CCA against Creasman of which CCA has actual knowledge as of the date of this Agreement (collectively, "Released CCA Claims"); provided that the terms of subparagraph (ii) of this Paragraph 2 shall not apply to (and Released CCA Claims shall not be deemed to include) any matter in respect of which a claim is hereafter asserted against CCA by any shareholder of CCA or any other third party, other than any officer or director of CCA who held such position as of the date of this agreement.

     3. In furtherance of the foregoing, Creasman agrees not to commence any legal or equitable proceeding, action or lawsuit against CCA with respect to any Released Creasman Claim.

     4. In furtherance of the foregoing, CCA agrees not to commence any legal or equitable proceeding, action or lawsuit against Creasman with respect to any Released CCA Claim.

     5. CCA acknowledges that of the 64,693 shares of CCA common stock owned by Creasman, (i) as of the date hereof, a total of 17,251 shares were fully paid for by Creasman more than two (2) years ago, and (ii) as of February 1, 1997, an additional 15,095 shares will have been fully paid for by Creasman for a period of more than two (2) years. CCA agrees promptly to confirm, upon request, the foregoing information in such manner and to such persons as may reasonably be necessary in order to enable Creasman to effect sales of his shares in compliance with Rule 144 of the Securities and Exchange Commission.

     6. The parties acknowledge and agree that this Agreement constitutes the release and settlement of all outstanding Released Creasman Claims and Released CCA Claims, including, without limitation, the Lawsuit. Creasman agrees to have the lawsuit dismissed with prejudice as soon as is reasonably practicable after the date hereof.

     7. This Agreement shall inure to the benefit of each person or entity which now or hereafter may become jointly liable for, or shall be a guarantor or surety of any Released Creasman Claims or Released CCA Claim.

     8. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be amended or modified except in a writing executed by each of the parties hereto. This Agreement shall be governed by the internal laws of the State of Florida applicable to contracts executed, delivered and to be fully performed in said State, without regard to contrary principles of conflict of laws.



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



     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered as of the date first above written.



                                         /s/ Kenneth W. Creasman
                                         -----------------------
                                         Kenneth W. Creasman



                                         COMMUNITY CARE OF AMERICA, INC.


                                         By:  /s/ Gary W. Singleton
                                              ---------------------
                                         Name:  Gary W. Singleton
                                         Title: President and CEO


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


STATE OF WISCONSIN       )
                         )           ss.:
COUNTY OF RACINE         )

     I, the undersigned Notary Public for the aforesaid jurisdiction, certify that before me personally came Kenneth W. Creasman, to me known, who being by me duly sworn, did depose and say that he resides at 363 Sedgwick Court, Naples, FL 33963; and that he is the person described in and which executed the foregoing instrument.

     Witness my hand and official seal this 14 day of January 1997.


                                                    Notary Public


                                                    /s/ Maureen Glynn
                                                    -----------------
                                                    Print Name:
[Seal]

My Commission Expires: August 30, 2000



STATE OF FLORIDA           )
                           )           ss.:
COUNTY OF COLLIER          )

     I, the undersigned Notary Public for the aforesaid jurisdiction, certify that Gary W. Singleton came before me this day and acknowledged that he/she is President & CEO of Community Care of America, Inc., a Delaware corporation, and that by authority duly given and as the act of the corporation, the Agreement was signed on behalf of said corporation.

     Witness my hand and official seal this 30TH day of January 1997.


                                                 Notary Public


                                                 /s/ Susan P. Wilke
                                                 ------------------
                                                 Print Name:  Susan P. Wilke
[Seal]

My Commission Expires: 7/13/99

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